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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: FEBRUARY 18, 2002



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Ohio                       0-21533                  31-1209872
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)        (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 18, 2002, TEAM Mucho, Inc., an Ohio corporation (the "Company"), issued a press release announcing it had entered into a letter of intent to purchase substantially all of the assets of Atlanta, Georgia based professional employer organization (PEO), Inovis Employee Services, Inc. The purchase price will be payable in cash, and it is anticipated that the transaction will close at the end of March. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                Exhibit No.                         Description

                     99 Press Release, dated February 18, 2002, entitled, "TEAM America Announces Acquisition of Inovis in Atlanta, Georgia."




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEAM MUCHO, INC.


Date:  March 7, 2002                     By: /s/ S. Cash Nickerson
                                            -----------------------------------
                                            S. Cash Nickerson, Chairman and CEO





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                                  EXHIBIT INDEX

     Exhibit No.                          Description

          99 Press Release, dated February 18, 2002, entitled, "TEAM America Announces Acquisition of Inovis in Atlanta, Georgia."